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                                                                   EXHIBIT 10.35

                                 CHIPPAC, INC.

                    CLASS A COMMON STOCK PURCHASE AGREEMENT


     This Class A Common Stock Purchase Agreement (this "Agreement") is made and entered into as of July 13, 2000, by and between Chippac, Inc., a Delaware corporation ("ChipPAC Delaware") and QUALCOMM Incorporated, a Delaware corporation (the "Purchaser").

                                    RECITALS

     WHEREAS, pursuant to an Agreement and Plan of Merger dated as of June 13, 2000, by and between ChipPAC Delaware and ChipPAC, Inc., a California corporation ("ChipPAC California"), ChipPAC California will be merged with and into ChipPAC Delaware (the "Merger"). The Merger will become effective immediately prior to the effectiveness of ChipPAC Delaware's registration statement on Form S-1 (Reg. No. 333-39428), as filed with the SEC on June 16, 2000 (the "Registration Statement") with respect to the initial public offering ("IPO") of its shares of Class A common stock, par value $.01 per share (the "Class A Common"). When used herein, all references to the "Company" shall mean ChipPAC California prior to the effectiveness of the Merger, and shall mean ChipPAC Delaware after the effectiveness of the Merger.

     WHEREAS, Purchaser has executed and delivered to the Company and the underwriters named therein, a Lock-Up Agreement for the benefit of the Company and such underwriters restricting the right of Purchaser to transfer the Shares (as defined below) as specified in such Lock-Up Agreement.

     WHEREAS, ChipPAC Delaware has authorized the sale and issuance to Purchaser of a number of shares of its Class A Common equal to $25 million divided by a purchase price per share of Class A Common equal to 95% of the price per share of Class A Common paid by the public (i.e., the price paid by the public, before deducting for underwriting discounts, as stated on the cover page of the final prospectus filed with the Securities and Exchange Commission in connection with the IPO) (the "Shares").

     WHEREAS, Purchaser desires to purchase the Shares on the terms and conditions set forth herein.

     WHEREAS, ChipPAC Delaware desires to issue and sell the Shares to Purchaser on the terms and conditions set forth herein.

                                   AGREEMENT

     Now, THEREFORE, in consideration of the foregoing recitals and the mutual promises, representations, warranties, and covenants hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
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     1.   Agreement To Sell And Purchase.

          1.1 Authorization of Shares. On or prior to the Closing (as defined in Section 2 below), ChipPAC Delaware shall have authorized the sale and issuance to Purchaser of the Shares.

          1.2 Sale and Purchase. Subject to the terms and conditions hereof, at the Closing (as hereinafter defined), ChipPAC Delaware hereby agrees to issue and sell to Purchaser, and Purchaser agrees to purchase from ChipPAC Delaware, the Shares, for an aggregate purchase price of $25 million.

     2.   Closing, Delivery And Payment.

          2.1 Closing. The closing of the sale and purchase of the Shares under this Agreement (the "Closing") shall take place at 9:00 a.m. on the date ChipPAC Delaware sells its shares of Class A Common to an underwriting group led by CS First Boston Corporation in connection with its IPO, at the offices of Cooley Godward LLP, 4365 Executive Drive, Suite 1100, San Diego, CA 92121, or at such other time or place as the Company and Purchaser may mutually agree (such date is hereinafter referred to as the "Closing Date").

          2.2 Delivery. At the Closing, subject to the terms and conditions hereof, ChipPAC Delaware will deliver to Purchaser a certificate representing the number of Shares to be purchased at the Closing by Purchaser, against payment of the purchase price therefor by wire transfer of immediately available funds.

     3. Representations And Warranties Of the Company. Reference is hereby made to the Underwriting Agreement to be entered into in connection with the consummation of the IPO between the Company and its underwriting group led by CS First Boston Corporation (the "Underwriting Agreement"). Each of the representations and warranties to be made by the Company in the Underwriting Agreement are hereby incorporated by reference herein as if fully set forth in this Agreement, and each such representation and warranty is hereby made by the Company to Purchaser as of the date such representations and warranties are made pursuant to the Underwriting Agreement.

     4. Representations And Warranties Of The Purchaser. Purchaser hereby represents and warrants to the Company as follows (such representations and warranties do not lessen or obviate the representations and warranties of the Company set forth in this Agreement):

          4.1 Requisite Power and Authority. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All action on Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing. Upon its execution and delivery, this Agreement will be a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and (b) as limited by general principles of equity that restrict the availability of equitable remedies.

                                       2
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          4.2 Investment Representations.  Purchaser understands that the
Shares have not been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

          (a) Purchaser Bears Economic Risk. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares are registered pursuant to the Securities Act, or an exemption from registration is available.

          (b) Acquisition for Own Account. Purchaser is acquiring the Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

          (c) Purchaser Can Protect Its Interest. Purchaser represents that by reason of its, or of its management's, business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement.

          (d) Accredited Investor. Purchaser represents that it is an accredited investor within the meaning of Regulation D under the Securities Act.

          (e) Company Information. Purchaser has received and read the Registration Statement and has had an opportunity to discuss the Company's business, management and financial affairs with directors, officers and management of the Company and has had the opportunity to review the Company's operations and facilities. Purchaser has also had the opportunity to ask questions of and receive answers from, the Company and its management regarding the terms and conditions of this investment.

          (f) HSR Filing. Purchaser has no intention of participating in the formulation, determination or the direction of the Company's basic business decisions, and therefore, Purchaser's acquisition of the Shares is exempt from reporting pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, by reason of the exemption provided pursuant to the Federal Trade Commission's Premerger Notification Rules for the acquisition of voting stock representing 10% or less of a target company's voting power being held by the acquiring person, so long as the acquiring person acquired such voting stock solely for purposes of investment.

     5.   Conditions To Closing.

          5.1  Conditions to Purchaser's Obligations at the Closing.
Purchaser's obligations to purchase the Shares at the Closing are subject to the satisfaction, at or prior to the Closing Date, of the following conditions:

                                       3
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          (a) Representations and Warranties True; Performance of Obligations.
The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects (except for any such representation or warranty which is already limited by "materiality" or words of similar import, which shall be true and correct in all respects) as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed in all material respects (except for any such obligation or condition which is already limited by "materiality" or words of similar import, which shall have been complied with in all respects) all obligations and conditions herein required to be performed or observed by it on or prior to the Closing. The Company shall have caused each of its officers, directors and 2% shareholders (before giving effect to the IPO) to have entered into a lock-up agreement substantially similar to the one delivered by Purchaser as of the date hereof. The IPO shall have been consummated on or prior to September 30, 2000.

          (b) Legal Investment. On the Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

          (c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

          (d) Corporate Documents. The Company shall have delivered to Purchaser or its counsel, copies of all corporate documents of the Company as Purchaser shall reasonably request.

          (e) Compliance Certificate. The Company shall have delivered to Purchaser a Compliance Certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated the Closing Date, to the effect that the conditions specified in subsection (a) and (c) of this Section 5.1 have been satisfied.

          (f) Secretary's Certificate. The Purchaser shall have received from the Company's Secretary, a certificate having attached thereto (i) the Company's Certificate of Incorporation as in effect at the time of the Closing, (ii) the Company's Bylaws as in effect at the time of the Closing, (iii) resolutions approved by the Board of Directors authorizing the transactions contemplated hereby and (iv) a good standing certificate from the Secretary of State of Delaware with respect to the Company, dated a recent date before the Closing.

          (g) Legal Opinion. The Purchaser shall have received from Kirkland & Ellis, legal counsel to the Company, a copy of the legal opinion delivered to the underwriting group leading the Company's IPO upon the consummation of the IPO, together with a letter from Kirkland & Ellis, addressed to Purchaser, stating that Purchaser may rely on such opinion as if such opinion was addressed to Purchaser.

          (h) Amendment to Registration Agreement. The Company and certain of its shareholders shall have executed and delivered Amendment No. 2 to the Company's Registration Agreement, in the form attached hereto as Exhibit A,
                                                                 ---------
granting Purchaser the registration rights specified therein.

          (i) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchaser and its counsel, and the Purchaser and its counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

          5.2 Conditions to Obligations of the Company. The Company's obligation to issue and sell the Shares at the Closing is subject to the satisfaction, on or prior to such Closing, of the following conditions:

          (a) Representations and Warranties True. The representations and warranties in Section 4 made by Purchaser shall be true and correct in all material respects (except for any such representation or warranty which is already limited by "materiality" or words of similar import, which shall be true and correct in all respects) at the date of the Closing, with the same force and effect as if they had been made on and as of said date. The Purchaser shall have performed and complied in all material respects (except for any such agreement or condition which is already limited by "materiality" or words of similar import, which shall have been complied with in all respects) with all agreements and conditions herein required to be performed or complied with by Purchaser on or before the Closing. The IPO shall have been consummated on or prior to September 30, 2000.

          (b) Legal Investment. On the Closing Date, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which Purchaser and the Company are subject.

          (c) Consents, Permits, and Waivers. The Company shall have obtained any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by the Agreement (except for such as may be properly obtained subsequent to the Closing).

          (d) Amendment to Registration Agreement. Purchaser shall have executed and delivered Amendment No. 2 to the Company's Registration Agreement, in the form attached hereto as Exhibit A.
                               ---------

     6.   Additional Agreements.

          6.1 Confidentiality. Each party hereto agrees that, except with the prior written consent of the other party, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of the Shares purchased hereunder; provided, that the parties may make any disclosure or announcement of information (i) to consultants, advisors, lenders, accountants and similar advisors the extent necessary to facilitate its reasonable business relationships and (ii) to the extent that it is so obligated pursuant to applicable law or regulation, including any applicable law or regulation of the Nasdaq or any national securities exchange. Notwithstanding any provision contained in this Agreement to the contrary, the Company shall be permitted to disclose to the public in any registration statement or prospectus prepared by the Company and filed with the SEC (or any road show or similar investors' presentation made in connection with any such registration statement or prospectus) that each of the parties hereto have entered into this Agreement and any other agreement executed contemporaneously between the parties or their respective affiliates.

          6.2  Restricted Securities.   "Restricted Securities" means (i) the
Class A Common issued hereunder and (ii) any securities issued with respect to the securities referred to in clause (i) above by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization. As to any particular Restricted Securities, such securities shall cease to be Restricted Securities when they have (a) been effectively registered under the Securities Act and disposed of in accordance with the registration statement covering them, (b) been distributed to the public through a broker, dealer or market maker pursuant to Rule 144 under the Securities Act or become eligible for sale pursuant to Rule 144 under the Securities Act or (c) been otherwise transferred and new certificates for them not bearing the Securities Act legend set forth in this Section 6.2 have been delivered by the Company in accordance with this Section 6.2. Whenever any particular securities cease to be Restricted Securities, the holder thereof shall be entitled to receive from the Company, without expense, new securities of like tenor not bearing a Securities Act legend of the character set forth in this Section 6.2. Restricted Securities are transferable only pursuant to (a) public offerings registered under the Securities Act, (b) Rule 144 of the Securities and Exchange Commission if such rule is available and (c) subject to the conditions specified in this Section 6.2, any other legally available means of transfer. In connection with the transfer of any Restricted Securities (other than a transfer described in clause (a) or (b) of the preceding sentence), the holder thereof shall deliver written notice to Company describing in reasonable detail the transfer or proposed transfer, together with an opinion of counsel which (to Company's reasonable satisfaction) is knowledgeable in securities law matters to the effect that such transfer of Restricted Securities may be effected without registration of such Restricted Securities under the Securities Act. In addition, if the holder of the Restricted Securities delivers to Company an opinion of such counsel that no subsequent transfer of such Restricted Securities shall require registration under the Securities Act, Company shall promptly upon such contemplated transfer deliver new certificates for such Restricted Securities which do not bear the Securities Act legend set forth in this Section 6.2. If Company is not required to deliver new certificates for such Restricted Securities not bearing such legend, the holder thereof shall not transfer the same until the prospective transferee has confirmed to Company in writing its agreement to be bound by the conditions contained in this Section 6.2. Each certificate or instrument representing Restricted Securities shall be imprinted with a legend in substantially the following form:

          "The securities represented by this certificate were originally issued on ____ __, 2000, and have not been registered under the Securities Act of 1933, as amended. The transfer of the securities represented by this certificate is subject to the conditions specified in the Class A Common Stock Purchase Agreement, dated as of July 13, 2000, as amended and modified from time to time, between the issuer (the "Company") and the purchaser of such securities, and the Company reserves the right to refuse the transfer of such securities until such conditions have been fulfilled with respect to such transfer. A copy of such conditions shall be furnished by the Company to the holder hereof upon written request and without charge."

     7.   Miscellaneous.

          7.1 Governing Law. This Agreement shall be governed in all respects by the laws of the State of California as such laws are applied to agreements between California residents entered into and performed entirely in California.

          7.2 Survival. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby for a period of one (1) year following the Closing. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

          7.3 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

          7.4 Entire Agreement. This Agreement, the exhibits and schedules hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

          7.5 Severability. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.6 Amendment and Waiver. The obligations of the Company and the rights of the Purchaser under this Agreement may be waived only with the written consent of Purchaser.

          7.7 Delays or Omissions. It is agreed that no delay or omission to exercise any right, power or remedy accruing to any party, upon any breach, default or noncompliance by another party under this Agreement shall impair any such right, power or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of or in any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement or any waiver on Purchaser's part of any provisions or conditions of the Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or otherwise afforded to any party, shall be cumulative and not alternative.

          7.8 Notices. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid or (d) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent in each case to the respective address specified below:

          If to Purchaser, to:

               QUALCOMM Incorporated
               5775 Morehouse Drive
               San Diego, CA  92121
               Attn:  General Counsel

               With a copy to:
               Cooley Godward LLP
               4365 Executive Drive, Suite 1100
               San Diego, CA 92121-2128
               Attn:  Thomas A. Coll

          If to the Company, to:

               ChipPAC, Inc.
               3151 Coronado Drive
               Santa Clara, CA 95404
               Attn: CEO

               With a copy to:
               Kirkland & Ellis
               200 East Randolph Drive
               Chicago, IL 60601
               Attn: Gary Holihan

or, in each case, at such other address as the Company or Purchaser may designate by ten (10) days advance written notice to the other party.

          7.9 Expenses. Each party shall pay all costs and expenses that it incurs with respect to the negotiation, execution, delivery and performance of the Agreement; provided, however, that the Company shall, at the Closing, reimburse the reasonable fees and expenses of Cooley Godward LLP as special counsel to the Purchaser in an amount not to exceed $20,000 incurred in connection with the negotiation, execution, delivery and performance of this Agreement.

          7.10 Titles and Subtitles. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument (any one or more of which may be by facsimile).

          7.12 Broker's Fees. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section being untrue.

          7.13 Pronouns. All pronouns contained herein, and any variations thereof, shall be deemed to refer to the masculine, feminine or neutral, singular or plural, as to the identity of the parties hereto may require.

          7.14 Corporate Securities Law. THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION OR IN THE ABSENCE OF AN EXEMPTION FROM SUCH QUALIFICATION IS UNLAWFUL. PRIOR TO ACCEPTANCE OF SUCH CONSIDERATION BY THE COMPANY, THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH

QUALIFICATION BEING OBTAINED OR AN EXEMPTION FROM SUCH QUALIFICATION BEING AVAILABLE.

     In Witness Whereof, the parties hereto have executed this Class A Common Stock Purchase Agreement as of the date set forth in the first paragraph hereof.


COMPANY:                                      PURCHASER:

ChipPAC, Inc.                                 QUALCOMM Incorporated

Signature: /s/ Robert Krakauer                Signature: /s/ Anthony S. Thornley


Print Name: Robert Krakauer                   Print Name: Anthony S. Thornley

Title: Senior Vice President                  Title: Executive Vice President
       and Chief Financial                           and Chief Financial
       Officer                                       Officer